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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 29, 2002


             INDYMAC MBS, INC. (as depositor under the Pooling and
       Servicing Agreement, dated as of January 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-
                    Through Certificates, Series 2002-A).

                               INDYMAC MBS, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                        333-82831                  95-4791925
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
     of Incorporation)                  File Number)      Identification No.)
     155 North Lake Avenue
     Pasadena, California                                        91101
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    (Address of Principal                                        (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
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Item 5.    Other Events.
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         On January 29, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of January 1, 2002, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                             ------------------------------
                                              Victor H. Woodworth
                                              Vice President



Dated:  March 7, 2003

                                 Exhibit Index
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Exhibit                                                                 Page
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         99.1.    Pooling and Servicing
                  Agreement, dated as of
                  January 1, 2002, by and
                  among, the Company,
                  IndyMac and the Trustee                                 5